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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 23, 1999



                         BACK BAY RESTAURANT GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)



       Delaware                         000-19810             04-2812651
(State or other jurisdiction of     (Commission File         (IRS Employer
incorporation or organization            Number)         Identification Number)


         284 Newbury Street
        Boston, Massachusetts                        02115
   (Address of principal executive                (Zip Code)
    offices)

       Registrant's telephone number, including area code: (617) 536-2800

                                 Not Applicable
                  (former address if changed since last report)

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ITEM 5.           OTHER EVENTS

                  See the press release attached hereto as Exhibit 99.1 and incorporated by reference, dated February 23, 1999, announcing earnings for the thirteen and fifty-two week fiscal periods ended December 27, 1998 for Back
Bay Restaurant Group, Inc.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

(c)               Exhibits - Incorporated by Reference

                  Exhibit 99.1 Press Release of Registrant dated February 23, 1999.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BACK BAY RESTAURANT GROUP, INC.
                                   (Registrant)



Date:  February 23, 1999By:        /s/ Francis P. Bissaillon
                                   Francis P. Bissaillon
                                   Executive Vice President, Chief Financial
                                   Officer and Secretary
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